SECOND AMENDMENT TO AMENDED AND RESTATED INVENTORY AND RECEIVABLES
                               PURCHASE AGREEMENT

     This Second Amendment to Amended and Restated Inventory and Receivables Purchase Agreement (the "Second Amendment") is entered into as of August 14, 2006 by and between Intraop Medical Corporation, a Nevada Corporation ("Company") and E.U. Capital Venture, Inc., a Nevada Corporation and E.U.C. Holding, a Danish corporation (together, "Buyer").

                                    RECITALS
                                    --------

     WHEREAS, Company and Buyer entered into an Amended and Restated Inventory and Receivables Purchase Agreement dated as of April 10, 2006, as amended May 24, 2006 (the "Restated Agreement").

     WHEREAS, Company and Buyer desire to amend certain provisions of the Restated Agreement as set forth below.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties hereby agree as follows:

1.   Amendment of Section 2.1:

     Section 2.1 of the Restated Agreement is amended in its entirety to read as follows:

     "2.1. Buyer will purchase up to $4,250,000 of combined Inventory and Factored Inventory from Company, on a revolving basis, upon the terms and conditions set forth herein, provided that, Buyer shall not be obligated to purchase more than $2,600,000 of Inventory, on a revolving basis, pursuant to Section 2.2 below, and provided further that Company will repurchase, as necessary, Inventory or Factored Inventory such that the combined amount of Inventory and Factored Inventory will not exceed $4,000,000 subsequent to November 14, 2006."

2.   General

     2.1 On and after the effective date of this Second Amendment, each reference in the Restated Agreement to "the Agreement," "this Agreement," "hereunder" and "hereof" or words of like import shall refer to the Restated Agreement, as amended by this Second Amendment. The Restated Agreement, as amended by this Second Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     2.2. This Second Amendment shall be governed by and construed in accordance with the substantive laws of the United States and the State of California, without regard to or application of California's conflicts of law rules. Any litigation arising out of or relating to this Second Amendment shall take place exclusively in the appropriate state or federal court having jurisdiction in Santa Clara County, California, and each party hereby irrevocably consents to the jurisdiction of such courts.

     2.3. The Restated Agreement, as amended by this Second Amendment, represents the entire agreement between the parties hereto concerning the subject matter hereof and supersedes any and all prior or contemporaneous correspondence, quotations and negotiations. The Restated Agreement, as amended by this Second Amendment, supersedes and will take precedence over any conflicting terms in any purchase order invoice, confirmation or other similar document.

     2.4 This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Second Amendment may be executed and delivered by telecopy or facsimile and execution in such manner shall constitute an original.


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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Second Amendment as of the date first written above.

                                        COMPANY:
                                        --------

                                        Intraop Medical Corporation

                                        By: /s/ Howard Solovei
                                            ------------------------------------
                                            Name:  Howard Solovei
                                            Title: Chief Financial Officer


                                        BUYER:
                                        ------

                                        E.U. Capital Venture, Inc

                                        By: /s/ Yvonne Morkner
                                            ------------------------------------
                                            Yvonne Morkner
                                            Secretary/Treasurer


                                        BUYER:
                                        ------

                                        E.U.C. Holding

                                        By: /s/ Mogens Simonsen
                                            ------------------------------------
                                            by Yvonne Morker as attorney in fact
                                            ------------------------------------
                                            Mogens Simonsen
                                            President